UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305A  30 year   5.5

3:59:31 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	255,289,394.72	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.07	358.00	300.0PSA	99:28

Price	PSA 0	PSA 50	PSA 100	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
99:12	5.587	5.593	5.599	5.624	5.636	5.648	5.659	5.671	5.691
99:13	5.584	5.589	5.594	5.616	5.627	5.638	5.648	5.658	5.676
99:14	5.581	5.586	5.590	5.609	5.618	5.627	5.636	5.645	5.660
99:15	5.579	5.582	5.586	5.602	5.610	5.617	5.625	5.632	5.645
99:16	5.576	5.579	5.582	5.594	5.601	5.607	5.613	5.619	5.629
99:17	5.573	5.575	5.577	5.587	5.592	5.597	5.601	5.606	5.614
99:18	5.570	5.571	5.573	5.580	5.583	5.586	5.590	5.593	5.598
99:19	5.567	5.568	5.569	5.573	5.574	5.576	5.578	5.580	5.583
99:20	5.564	5.564	5.565	5.565	5.566	5.566	5.566	5.567	5.567
99:21	5.561	5.561	5.560	5.558	5.557	5.556	5.555	5.554	5.552
99:22	5.558	5.557	5.556	5.551	5.548	5.546	5.543	5.541	5.537
99:23	5.556	5.554	5.552	5.543	5.539	5.535	5.532	5.528	5.521
99:24	5.553	5.550	5.547	5.536	5.531	5.525	5.520	5.515	5.506
99:25	5.550	5.547	5.543	5.529	5.522	5.515	5.509	5.502	5.490
99:26	5.547	5.543	5.539	5.522	5.513	5.505	5.497	5.489	5.475
99:27	5.544	5.540	5.535	5.514	5.504	5.495	5.485	5.476	5.460
99:28	5.541	5.536	5.530	5.507	5.496	5.485	5.474	5.463	5.444
99:29	5.538	5.532	5.526	5.500	5.487	5.474	5.462	5.451	5.429
99:30	5.536	5.529	5.522	5.493	5.478	5.464	5.451	5.438	5.413
99:31	5.533	5.525	5.518	5.485	5.470	5.454	5.439	5.425	5.398
100:00	5.530	5.522	5.513	5.478	5.461	5.444	5.428	5.412	5.383
100:01	5.527	5.518	5.509	5.471	5.452	5.434	5.416	5.399	5.367
100:02	5.524	5.515	5.505	5.464	5.443	5.424	5.405	5.386	5.352
100:03	5.521	5.511	5.501	5.457	5.435	5.414	5.393	5.373	5.337
100:04	5.518	5.508	5.497	5.449	5.426	5.404	5.382	5.360	5.321
100:05	5.516	5.504	5.492	5.442	5.417	5.393	5.370	5.348	5.306
100:06	5.513	5.501	5.488	5.435	5.409	5.383	5.359	5.335	5.291
100:07	5.510	5.497	5.484	5.428	5.400	5.373	5.347	5.322	5.275
100:08	5.507	5.494	5.480	5.421	5.391	5.363	5.336	5.309	5.260
100:09	5.504	5.490	5.475	5.413	5.383	5.353	5.324	5.296	5.245
100:10	5.501	5.487	5.471	5.406	5.374	5.343	5.313	5.283	5.230
100:11	5.499	5.483	5.467	5.399	5.365	5.333	5.301	5.271	5.214
Avg Life	19.209	14.377	11.171	5.492	4.350	3.615	3.105	2.732	2.241
Duration	10.914	8.821	7.332	4.297	3.570	3.066	2.697	2.415	2.025
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	3/33	3/33	3/33	3/33	3/33	3/33	3/33	10/32	5/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:32:36 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	205,993,102.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	102:26

Price	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
102:10	4.605	4.558	4.331	4.252	4.149	4.046	3.945	3.847
102:11	4.600	4.552	4.322	4.243	4.138	4.034	3.933	3.833
102:12	4.595	4.547	4.314	4.234	4.128	4.023	3.920	3.819
102:13	4.590	4.541	4.306	4.225	4.117	4.011	3.907	3.805
102:14	4.585	4.535	4.297	4.216	4.107	4.000	3.894	3.791
102:15	4.579	4.530	4.289	4.206	4.096	3.988	3.882	3.778
102:16	4.574	4.524	4.281	4.197	4.086	3.976	3.869	3.764
102:17	4.569	4.518	4.272	4.188	4.076	3.965	3.856	3.750
102:18	4.564	4.512	4.264	4.179	4.065	3.953	3.843	3.736
102:19	4.559	4.507	4.256	4.170	4.055	3.942	3.831	3.722
102:20	4.554	4.501	4.247	4.160	4.044	3.930	3.818	3.708
102:21	4.548	4.495	4.239	4.151	4.034	3.918	3.805	3.694
102:22	4.543	4.490	4.231	4.142	4.024	3.907	3.792	3.680
102:23	4.538	4.484	4.223	4.133	4.013	3.895	3.780	3.667
102:24	4.533	4.478	4.214	4.124	4.003	3.884	3.767	3.653
102:25	4.528	4.473	4.206	4.114	3.993	3.872	3.754	3.639
102:26	4.523	4.467	4.198	4.105	3.982	3.861	3.742	3.625
102:27	4.518	4.461	4.189	4.096	3.972	3.849	3.729	3.611
102:28	4.512	4.456	4.181	4.087	3.961	3.838	3.716	3.597
102:29	4.507	4.450	4.173	4.078	3.951	3.826	3.703	3.584
102:30	4.502	4.444	4.165	4.069	3.941	3.815	3.691	3.570
102:31	4.497	4.439	4.156	4.059	3.930	3.803	3.678	3.556
103:00	4.492	4.433	4.148	4.050	3.920	3.792	3.665	3.542
103:01	4.487	4.427	4.140	4.041	3.910	3.780	3.653	3.528
103:02	4.482	4.422	4.132	4.032	3.899	3.769	3.640	3.515
103:03	4.477	4.416	4.123	4.023	3.889	3.757	3.628	3.501
103:04	4.472	4.410	4.115	4.014	3.879	3.746	3.615	3.487
103:05	4.466	4.405	4.107	4.005	3.869	3.734	3.602	3.473
103:06	4.461	4.399	4.099	3.996	3.858	3.723	3.590	3.460
103:07	4.456	4.393	4.091	3.986	3.848	3.711	3.577	3.446
103:08	4.451	4.388	4.082	3.977	3.838	3.700	3.564	3.432
103:09	4.446	4.382	4.074	3.968	3.827	3.688	3.552	3.418
Avg Life	7.473	6.643	4.266	3.786	3.291	2.912	2.616	2.380
Duration	5.894	5.335	3.661	3.303	2.923	2.625	2.385	2.190
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

3:57:22 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	31,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	103:00

Price	PSA 0	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
102:16	4.592	4.530	4.464	4.144	4.041	3.909	3.785	3.669	3.456
102:17	4.587	4.525	4.458	4.135	4.030	3.897	3.772	3.654	3.438
102:18	4.583	4.519	4.451	4.125	4.019	3.884	3.758	3.639	3.421
102:19	4.578	4.513	4.445	4.115	4.008	3.872	3.744	3.624	3.404
102:20	4.573	4.508	4.439	4.105	3.997	3.860	3.731	3.609	3.387
102:21	4.568	4.502	4.432	4.095	3.986	3.847	3.717	3.594	3.370
102:22	4.563	4.497	4.426	4.086	3.975	3.835	3.703	3.580	3.352
102:23	4.558	4.491	4.420	4.076	3.964	3.823	3.690	3.565	3.335
102:24	4.553	4.485	4.413	4.066	3.954	3.811	3.676	3.550	3.318
102:25	4.548	4.480	4.407	4.056	3.943	3.798	3.662	3.535	3.301
102:26	4.543	4.474	4.401	4.047	3.932	3.786	3.649	3.520	3.284
102:27	4.538	4.469	4.394	4.037	3.921	3.774	3.635	3.505	3.266
102:28	4.533	4.463	4.388	4.027	3.910	3.761	3.622	3.490	3.249
102:29	4.528	4.457	4.382	4.017	3.899	3.749	3.608	3.476	3.232
102:30	4.523	4.452	4.375	4.008	3.888	3.737	3.594	3.461	3.215
102:31	4.518	4.446	4.369	3.998	3.878	3.725	3.581	3.446	3.198
103:00	4.513	4.441	4.363	3.988	3.867	3.712	3.567	3.431	3.181
103:01	4.508	4.435	4.357	3.978	3.856	3.700	3.554	3.416	3.164
103:02	4.503	4.429	4.350	3.969	3.845	3.688	3.540	3.401	3.147
103:03	4.498	4.424	4.344	3.959	3.834	3.676	3.527	3.387	3.130
103:04	4.494	4.418	4.338	3.949	3.823	3.663	3.513	3.372	3.112
103:05	4.489	4.413	4.331	3.940	3.813	3.651	3.499	3.357	3.095
103:06	4.484	4.407	4.325	3.930	3.802	3.639	3.486	3.342	3.078
103:07	4.479	4.401	4.319	3.920	3.791	3.627	3.472	3.327	3.061
103:08	4.474	4.396	4.313	3.911	3.780	3.615	3.459	3.313	3.044
103:09	4.469	4.390	4.306	3.901	3.769	3.602	3.445	3.298	3.027
103:10	4.464	4.385	4.300	3.891	3.759	3.590	3.432	3.283	3.010
103:11	4.459	4.379	4.294	3.881	3.748	3.578	3.418	3.268	2.993
103:12	4.454	4.374	4.287	3.872	3.737	3.566	3.405	3.254	2.976
103:13	4.449	4.368	4.281	3.862	3.726	3.554	3.391	3.239	2.959
103:14	4.444	4.362	4.275	3.852	3.715	3.541	3.378	3.224	2.942
103:15	4.439	4.357	4.269	3.843	3.705	3.529	3.364	3.209	2.925
Avg Life	7.767	6.685	5.802	3.500	3.098	2.703	2.415	2.195	1.881
Duration	6.126	5.402	4.796	3.108	2.789	2.467	2.226	2.039	1.767
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	2/17	8/16	12/15	11/11	10/10	8/09	10/08	2/08	3/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

3:56:36 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	25,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	05/30/03	30 year	5.59	178.24	325.0PSA	100:31

Price	PSA 0	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:15	4.419	4.402	4.383	4.295	4.267	4.231	4.197	4.165	4.106
100:16	4.414	4.396	4.377	4.285	4.256	4.218	4.183	4.149	4.088
100:17	4.409	4.390	4.371	4.275	4.245	4.205	4.169	4.134	4.070
100:18	4.404	4.385	4.364	4.265	4.233	4.193	4.155	4.119	4.053
100:19	4.399	4.379	4.358	4.255	4.222	4.180	4.141	4.103	4.035
100:20	4.394	4.373	4.351	4.246	4.211	4.168	4.127	4.088	4.018
100:21	4.389	4.368	4.345	4.236	4.200	4.155	4.113	4.073	4.000
100:22	4.384	4.362	4.339	4.226	4.189	4.143	4.099	4.058	3.982
100:23	4.379	4.356	4.332	4.216	4.178	4.130	4.085	4.043	3.965
100:24	4.374	4.351	4.326	4.206	4.167	4.117	4.071	4.027	3.947
100:25	4.369	4.345	4.319	4.196	4.156	4.105	4.057	4.012	3.930
100:26	4.364	4.339	4.313	4.186	4.145	4.092	4.043	3.997	3.912
100:27	4.359	4.334	4.307	4.176	4.134	4.080	4.029	3.982	3.895
100:28	4.354	4.328	4.300	4.166	4.123	4.067	4.015	3.967	3.877
100:29	4.349	4.322	4.294	4.156	4.111	4.055	4.002	3.951	3.860
100:30	4.344	4.317	4.287	4.146	4.100	4.042	3.988	3.936	3.842
100:31	4.339	4.311	4.281	4.136	4.089	4.030	3.974	3.921	3.824
101:00	4.334	4.305	4.275	4.126	4.078	4.017	3.960	3.906	3.807
101:01	4.329	4.300	4.268	4.116	4.067	4.005	3.946	3.891	3.789
101:02	4.324	4.294	4.262	4.107	4.056	3.992	3.932	3.876	3.772
101:03	4.319	4.288	4.256	4.097	4.045	3.980	3.918	3.861	3.755
101:04	4.314	4.283	4.249	4.087	4.034	3.967	3.904	3.845	3.737
101:05	4.309	4.277	4.243	4.077	4.023	3.955	3.891	3.830	3.720
101:06	4.304	4.272	4.236	4.067	4.012	3.942	3.877	3.815	3.702
101:07	4.299	4.266	4.230	4.057	4.001	3.930	3.863	3.800	3.685
101:08	4.294	4.260	4.224	4.047	3.990	3.917	3.849	3.785	3.667
101:09	4.289	4.255	4.217	4.037	3.979	3.905	3.835	3.770	3.650
101:10	4.285	4.249	4.211	4.028	3.968	3.893	3.822	3.755	3.632
101:11	4.280	4.243	4.205	4.018	3.957	3.880	3.808	3.740	3.615
101:12	4.275	4.238	4.198	4.008	3.946	3.868	3.794	3.725	3.598
101:13	4.270	4.232	4.192	3.998	3.935	3.855	3.780	3.710	3.580
101:14	4.265	4.227	4.186	3.988	3.924	3.843	3.766	3.695	3.563
Avg Life	7.767	6.685	5.802	3.500	3.098	2.703	2.415	2.195	1.881
Duration	6.214	5.463	4.837	3.114	2.791	2.467	2.223	2.035	1.761
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	2/17	8/16	12/15	11/11	10/10	8/09	10/08	2/08	3/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:33:04 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	4,166,666.00	8.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.00000	05/30/03	30 year	5.59	178.24	325.0PSA	108:00

Price	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
107:16	6.521	6.337	5.461	5.177	4.816	4.477	4.158	3.857
107:17	6.515	6.331	5.451	5.166	4.804	4.463	4.143	3.841
107:18	6.509	6.324	5.441	5.155	4.792	4.450	4.129	3.825
107:19	6.503	6.318	5.431	5.144	4.780	4.437	4.114	3.810
107:20	6.498	6.311	5.422	5.134	4.768	4.423	4.099	3.794
107:21	6.492	6.305	5.412	5.123	4.756	4.410	4.085	3.778
107:22	6.486	6.298	5.402	5.112	4.743	4.396	4.070	3.763
107:23	6.480	6.291	5.392	5.101	4.731	4.383	4.056	3.747
107:24	6.474	6.285	5.383	5.091	4.719	4.370	4.041	3.732
107:25	6.468	6.278	5.373	5.080	4.707	4.356	4.027	3.716
107:26	6.462	6.272	5.363	5.069	4.695	4.343	4.012	3.700
107:27	6.456	6.265	5.353	5.058	4.683	4.330	3.998	3.685
107:28	6.451	6.259	5.344	5.047	4.671	4.316	3.983	3.669
107:29	6.445	6.252	5.334	5.037	4.659	4.303	3.969	3.654
107:30	6.439	6.246	5.324	5.026	4.647	4.290	3.954	3.638
107:31	6.433	6.239	5.315	5.015	4.635	4.276	3.940	3.622
108:00	6.427	6.233	5.305	5.004	4.623	4.263	3.925	3.607
108:01	6.421	6.226	5.295	4.994	4.610	4.250	3.911	3.591
108:02	6.415	6.220	5.285	4.983	4.598	4.237	3.897	3.576
108:03	6.410	6.213	5.276	4.972	4.586	4.223	3.882	3.560
108:04	6.404	6.207	5.266	4.961	4.574	4.210	3.868	3.545
108:05	6.398	6.200	5.256	4.951	4.562	4.197	3.853	3.529
108:06	6.392	6.194	5.247	4.940	4.550	4.183	3.839	3.514
108:07	6.386	6.187	5.237	4.929	4.538	4.170	3.824	3.498
108:08	6.380	6.181	5.227	4.919	4.526	4.157	3.810	3.483
108:09	6.374	6.174	5.218	4.908	4.514	4.144	3.796	3.467
108:10	6.369	6.168	5.208	4.897	4.502	4.130	3.781	3.452
108:11	6.363	6.161	5.198	4.887	4.490	4.117	3.767	3.436
108:12	6.357	6.155	5.189	4.876	4.478	4.104	3.752	3.421
108:13	6.351	6.148	5.179	4.865	4.466	4.091	3.738	3.405
108:14	6.345	6.142	5.169	4.854	4.454	4.078	3.724	3.390
108:15	6.339	6.135	5.160	4.844	4.442	4.064	3.709	3.374
Avg Life	6.685	5.802	3.500	3.098	2.703	2.415	2.195	2.021
Duration	4.909	4.411	2.963	2.677	2.385	2.163	1.989	1.849
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	8/16	12/15	11/11	10/10	8/09	10/08	2/08	8/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

3:57:15 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	7,185,232.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.00000	05/30/03	30 year	5.59	178.24	325.0PSA	98:06

Price	PSA 0	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:22	5.253	5.255	5.259	5.301	5.324	5.359	5.399	5.442	5.538
97:23	5.249	5.252	5.256	5.297	5.320	5.354	5.393	5.436	5.530
97:24	5.246	5.249	5.253	5.293	5.315	5.349	5.388	5.430	5.523
97:25	5.243	5.246	5.249	5.289	5.311	5.344	5.382	5.423	5.515
97:26	5.240	5.242	5.246	5.285	5.307	5.339	5.376	5.417	5.507
97:27	5.237	5.239	5.243	5.281	5.302	5.335	5.371	5.411	5.499
97:28	5.233	5.236	5.239	5.277	5.298	5.330	5.365	5.405	5.492
97:29	5.230	5.233	5.236	5.273	5.294	5.325	5.360	5.399	5.484
97:30	5.227	5.229	5.233	5.270	5.289	5.320	5.354	5.392	5.476
97:31	5.224	5.226	5.230	5.266	5.285	5.315	5.349	5.386	5.468
98:00	5.221	5.223	5.226	5.262	5.281	5.310	5.343	5.380	5.461
98:01	5.217	5.220	5.223	5.258	5.276	5.305	5.338	5.374	5.453
98:02	5.214	5.216	5.220	5.254	5.272	5.300	5.332	5.367	5.445
98:03	5.211	5.213	5.216	5.250	5.268	5.295	5.327	5.361	5.437
98:04	5.208	5.210	5.213	5.246	5.263	5.291	5.321	5.355	5.430
98:05	5.205	5.207	5.210	5.242	5.259	5.286	5.316	5.349	5.422
98:06	5.202	5.204	5.207	5.238	5.255	5.281	5.310	5.343	5.414
98:07	5.198	5.200	5.203	5.234	5.250	5.276	5.305	5.337	5.406
98:08	5.195	5.197	5.200	5.230	5.246	5.271	5.299	5.330	5.399
98:09	5.192	5.194	5.197	5.226	5.242	5.266	5.294	5.324	5.391
98:10	5.189	5.191	5.193	5.222	5.237	5.261	5.288	5.318	5.383
98:11	5.186	5.187	5.190	5.218	5.233	5.256	5.283	5.312	5.376
98:12	5.182	5.184	5.187	5.214	5.229	5.252	5.277	5.306	5.368
98:13	5.179	5.181	5.184	5.210	5.225	5.247	5.272	5.299	5.360
98:14	5.176	5.178	5.180	5.206	5.220	5.242	5.266	5.293	5.353
98:15	5.173	5.175	5.177	5.202	5.216	5.237	5.261	5.287	5.345
98:16	5.170	5.171	5.174	5.198	5.212	5.232	5.255	5.281	5.337
98:17	5.167	5.168	5.170	5.194	5.207	5.227	5.250	5.275	5.330
98:18	5.163	5.165	5.167	5.190	5.203	5.222	5.244	5.269	5.322
98:19	5.160	5.162	5.164	5.187	5.199	5.218	5.239	5.262	5.314
98:20	5.157	5.159	5.161	5.183	5.194	5.213	5.234	5.256	5.306
98:21	5.154	5.155	5.157	5.179	5.190	5.208	5.228	5.250	5.299
Avg Life	14.338	14.067	13.684	10.676	9.554	8.210	7.080	6.148	4.756
Duration	9.960	9.829	9.640	8.014	7.347	6.507	5.762	5.120	4.108
First Pay	2/17	8/16	12/15	11/11	10/10	8/09	10/08	2/08	3/07
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

3:55:53 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	20,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.00000	05/30/03	30 year	5.59	178.24	325.0PSA	101:18

Price	PSA 0	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
101:02	4.838	4.814	4.789	4.668	4.626	4.571	4.516	4.462	4.359
101:03	4.834	4.809	4.783	4.659	4.617	4.560	4.504	4.449	4.344
101:04	4.829	4.804	4.777	4.651	4.607	4.549	4.492	4.436	4.328
101:05	4.824	4.798	4.772	4.642	4.598	4.539	4.480	4.423	4.313
101:06	4.819	4.793	4.766	4.634	4.588	4.528	4.469	4.410	4.298
101:07	4.815	4.788	4.760	4.625	4.579	4.517	4.457	4.397	4.283
101:08	4.810	4.783	4.754	4.617	4.569	4.507	4.445	4.384	4.267
101:09	4.805	4.777	4.748	4.608	4.560	4.496	4.433	4.371	4.252
101:10	4.801	4.772	4.742	4.600	4.551	4.485	4.421	4.358	4.237
101:11	4.796	4.767	4.737	4.591	4.541	4.475	4.409	4.345	4.221
101:12	4.791	4.762	4.731	4.583	4.532	4.464	4.398	4.332	4.206
101:13	4.786	4.756	4.725	4.574	4.522	4.454	4.386	4.319	4.191
101:14	4.782	4.751	4.719	4.566	4.513	4.443	4.374	4.306	4.176
101:15	4.777	4.746	4.713	4.557	4.504	4.432	4.362	4.293	4.160
101:16	4.772	4.741	4.708	4.549	4.494	4.422	4.350	4.280	4.145
101:17	4.768	4.735	4.702	4.540	4.485	4.411	4.339	4.267	4.130
101:18	4.763	4.730	4.696	4.532	4.476	4.401	4.327	4.254	4.115
101:19	4.758	4.725	4.690	4.524	4.466	4.390	4.315	4.241	4.099
101:20	4.753	4.720	4.685	4.515	4.457	4.380	4.303	4.228	4.084
101:21	4.749	4.714	4.679	4.507	4.448	4.369	4.292	4.216	4.069
101:22	4.744	4.709	4.673	4.498	4.438	4.358	4.280	4.203	4.054
101:23	4.739	4.704	4.667	4.490	4.429	4.348	4.268	4.190	4.039
101:24	4.735	4.699	4.661	4.481	4.420	4.337	4.256	4.177	4.023
101:25	4.730	4.694	4.656	4.473	4.410	4.327	4.245	4.164	4.008
101:26	4.725	4.688	4.650	4.465	4.401	4.316	4.233	4.151	3.993
101:27	4.721	4.683	4.644	4.456	4.392	4.306	4.221	4.138	3.978
101:28	4.716	4.678	4.638	4.448	4.382	4.295	4.209	4.125	3.963
101:29	4.711	4.673	4.633	4.439	4.373	4.285	4.198	4.112	3.948
101:30	4.707	4.668	4.627	4.431	4.364	4.274	4.186	4.099	3.932
101:31	4.702	4.662	4.621	4.423	4.354	4.264	4.174	4.087	3.917
102:00	4.697	4.657	4.615	4.414	4.345	4.253	4.163	4.074	3.902
102:01	4.693	4.652	4.610	4.406	4.336	4.243	4.151	4.061	3.887
Avg Life	8.468	7.473	6.643	4.266	3.786	3.291	2.912	2.616	2.188
Duration	6.513	5.855	5.298	3.630	3.276	2.899	2.603	2.366	2.013
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:51:00 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	12,000,000.00	8.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.00000	05/30/03	30 year	6.09	358.79	325.0PSA	107:08

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
106:24	7.176	6.989	6.585	6.052	5.731	5.333	4.989	4.683	4.401
106:25	7.172	6.984	6.579	6.044	5.721	5.322	4.976	4.669	4.385
106:26	7.168	6.979	6.573	6.036	5.711	5.310	4.963	4.655	4.370
106:27	7.164	6.975	6.567	6.027	5.701	5.299	4.950	4.641	4.355
106:28	7.160	6.970	6.560	6.019	5.692	5.287	4.937	4.627	4.340
106:29	7.157	6.966	6.554	6.010	5.682	5.276	4.925	4.613	4.325
106:30	7.153	6.961	6.548	6.002	5.672	5.265	4.912	4.599	4.310
106:31	7.149	6.956	6.542	5.994	5.662	5.253	4.899	4.585	4.294
107:00	7.145	6.952	6.535	5.985	5.653	5.242	4.886	4.571	4.279
107:01	7.141	6.947	6.529	5.977	5.643	5.231	4.874	4.557	4.264
107:02	7.137	6.943	6.523	5.968	5.633	5.219	4.861	4.543	4.249
107:03	7.134	6.938	6.517	5.960	5.624	5.208	4.848	4.529	4.234
107:04	7.130	6.933	6.511	5.952	5.614	5.197	4.835	4.515	4.219
107:05	7.126	6.929	6.504	5.943	5.604	5.185	4.823	4.501	4.204
107:06	7.122	6.924	6.498	5.935	5.595	5.174	4.810	4.487	4.189
107:07	7.118	6.920	6.492	5.927	5.585	5.163	4.797	4.473	4.173
107:08	7.114	6.915	6.486	5.918	5.575	5.151	4.785	4.459	4.158
107:09	7.110	6.911	6.480	5.910	5.566	5.140	4.772	4.445	4.143
107:10	7.107	6.906	6.473	5.902	5.556	5.129	4.759	4.431	4.128
107:11	7.103	6.901	6.467	5.893	5.546	5.118	4.747	4.417	4.113
107:12	7.099	6.897	6.461	5.885	5.537	5.106	4.734	4.403	4.098
107:13	7.095	6.892	6.455	5.877	5.527	5.095	4.721	4.389	4.083
107:14	7.091	6.888	6.449	5.868	5.517	5.084	4.708	4.375	4.068
107:15	7.088	6.883	6.443	5.860	5.508	5.072	4.696	4.362	4.053
107:16	7.084	6.879	6.436	5.852	5.498	5.061	4.683	4.348	4.038
107:17	7.080	6.874	6.430	5.843	5.488	5.050	4.670	4.334	4.023
107:18	7.076	6.870	6.424	5.835	5.479	5.039	4.658	4.320	4.008
107:19	7.072	6.865	6.418	5.827	5.469	5.027	4.645	4.306	3.993
107:20	7.068	6.860	6.412	5.818	5.459	5.016	4.633	4.292	3.978
107:21	7.065	6.856	6.406	5.810	5.450	5.005	4.620	4.278	3.963
107:22	7.061	6.851	6.399	5.802	5.440	4.994	4.607	4.264	3.948
107:23	7.057	6.847	6.393	5.793	5.431	4.982	4.595	4.251	3.933
Avg Life	13.781	10.395	6.543	4.307	3.566	2.952	2.575	2.315	2.119
Duration	7.554	6.330	4.679	3.467	2.994	2.562	2.280	2.077	1.920
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	9/32	9/31	10/26	1/19	2/15	9/10	1/09	2/08	7/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

10:20:44 am May 20, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4DA	30,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	05/30/03	30 year	6.09	358.79	325.0PSA	100:19

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
100:03	4.500	4.490	4.467	4.436	4.417	4.395	4.375	4.358	4.342
100:04	4.497	4.485	4.461	4.427	4.408	4.383	4.362	4.343	4.326
100:05	4.493	4.481	4.455	4.419	4.398	4.371	4.349	4.329	4.310
100:06	4.490	4.477	4.449	4.411	4.388	4.360	4.336	4.314	4.295
100:07	4.486	4.473	4.443	4.402	4.378	4.348	4.323	4.300	4.279
100:08	4.483	4.469	4.437	4.394	4.368	4.336	4.309	4.285	4.263
100:09	4.480	4.464	4.431	4.385	4.358	4.325	4.296	4.271	4.247
100:10	4.476	4.460	4.425	4.377	4.348	4.313	4.283	4.256	4.231
100:11	4.473	4.456	4.419	4.369	4.339	4.302	4.270	4.242	4.216
100:12	4.470	4.452	4.413	4.360	4.329	4.290	4.257	4.227	4.200
100:13	4.466	4.448	4.407	4.352	4.319	4.278	4.243	4.213	4.184
100:14	4.463	4.444	4.401	4.344	4.309	4.267	4.230	4.198	4.168
100:15	4.460	4.440	4.395	4.335	4.299	4.255	4.217	4.184	4.153
100:16	4.456	4.435	4.389	4.327	4.289	4.243	4.204	4.169	4.137
100:17	4.453	4.431	4.383	4.318	4.280	4.232	4.191	4.155	4.121
100:18	4.450	4.427	4.377	4.310	4.270	4.220	4.178	4.140	4.105
100:19	4.446	4.423	4.371	4.302	4.260	4.209	4.165	4.126	4.090
100:20	4.443	4.419	4.365	4.293	4.250	4.197	4.152	4.111	4.074
100:21	4.440	4.415	4.359	4.285	4.240	4.186	4.138	4.097	4.058
100:22	4.436	4.411	4.353	4.277	4.230	4.174	4.125	4.082	4.042
100:23	4.433	4.406	4.347	4.268	4.221	4.162	4.112	4.068	4.027
100:24	4.430	4.402	4.341	4.260	4.211	4.151	4.099	4.053	4.011
100:25	4.426	4.398	4.335	4.252	4.201	4.139	4.086	4.039	3.995
100:26	4.423	4.394	4.330	4.243	4.191	4.128	4.073	4.024	3.980
100:27	4.420	4.390	4.324	4.235	4.182	4.116	4.060	4.010	3.964
100:28	4.416	4.386	4.318	4.227	4.172	4.105	4.047	3.996	3.948
100:29	4.413	4.382	4.312	4.218	4.162	4.093	4.034	3.981	3.933
100:30	4.410	4.377	4.306	4.210	4.152	4.082	4.021	3.967	3.917
100:31	4.406	4.373	4.300	4.202	4.143	4.070	4.008	3.952	3.901
101:00	4.403	4.369	4.294	4.193	4.133	4.058	3.995	3.938	3.886
101:01	4.400	4.365	4.288	4.185	4.123	4.047	3.982	3.924	3.870
101:02	4.396	4.361	4.282	4.177	4.113	4.035	3.969	3.909	3.854
Avg Life	13.781	10.395	6.543	4.307	3.566	2.952	2.575	2.315	2.119
Duration	9.282	7.469	5.208	3.705	3.156	2.671	2.359	2.138	1.968
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	9/32	9/31	10/26	1/19	2/15	9/10	1/09	2/08	7/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

10:20:44 am May 20, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A3	800,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	98:24

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
98:08	5.661	5.662	5.667	5.685	5.706	5.783	5.849	5.900	5.938
98:09	5.659	5.660	5.665	5.683	5.702	5.778	5.842	5.892	5.929
98:10	5.657	5.658	5.662	5.680	5.699	5.773	5.836	5.885	5.921
98:11	5.655	5.655	5.660	5.677	5.696	5.768	5.829	5.877	5.912
98:12	5.652	5.653	5.657	5.674	5.693	5.763	5.823	5.869	5.904
98:13	5.650	5.651	5.655	5.671	5.689	5.758	5.816	5.862	5.895
98:14	5.648	5.649	5.653	5.669	5.686	5.753	5.810	5.854	5.887
98:15	5.646	5.646	5.650	5.666	5.683	5.748	5.803	5.846	5.878
98:16	5.644	5.644	5.648	5.663	5.680	5.743	5.797	5.839	5.870
98:17	5.641	5.642	5.646	5.660	5.676	5.738	5.790	5.831	5.861
98:18	5.639	5.640	5.643	5.658	5.673	5.733	5.784	5.823	5.853
98:19	5.637	5.637	5.641	5.655	5.670	5.728	5.778	5.816	5.844
98:20	5.635	5.635	5.639	5.652	5.667	5.723	5.771	5.808	5.836
98:21	5.632	5.633	5.636	5.649	5.664	5.718	5.765	5.801	5.827
98:22	5.630	5.631	5.634	5.646	5.660	5.713	5.758	5.793	5.819
98:23	5.628	5.628	5.632	5.644	5.657	5.708	5.752	5.785	5.810
98:24	5.626	5.626	5.629	5.641	5.654	5.703	5.745	5.778	5.802
98:25	5.623	5.624	5.627	5.638	5.651	5.698	5.739	5.770	5.793
98:26	5.621	5.622	5.625	5.635	5.647	5.693	5.732	5.762	5.785
98:27	5.619	5.619	5.622	5.633	5.644	5.688	5.726	5.755	5.776
98:28	5.617	5.617	5.620	5.630	5.641	5.683	5.719	5.747	5.768
98:29	5.615	5.615	5.618	5.627	5.638	5.678	5.713	5.740	5.759
98:30	5.612	5.613	5.615	5.624	5.635	5.673	5.706	5.732	5.751
98:31	5.610	5.611	5.613	5.622	5.631	5.668	5.700	5.724	5.743
99:00	5.608	5.608	5.611	5.619	5.628	5.663	5.694	5.717	5.734
99:01	5.606	5.606	5.608	5.616	5.625	5.658	5.687	5.709	5.726
99:02	5.604	5.604	5.606	5.613	5.622	5.653	5.681	5.702	5.717
99:03	5.601	5.602	5.604	5.611	5.619	5.648	5.674	5.694	5.709
99:04	5.599	5.599	5.601	5.608	5.615	5.643	5.668	5.686	5.700
99:05	5.597	5.597	5.599	5.605	5.612	5.639	5.661	5.679	5.692
99:06	5.595	5.595	5.597	5.602	5.609	5.634	5.655	5.671	5.683
99:07	5.593	5.593	5.594	5.600	5.606	5.629	5.648	5.664	5.675
Avg Life	29.616	29.134	26.087	19.093	14.884	8.116	5.858	4.839	4.285
Duration	14.194	14.101	13.436	11.409	9.786	6.348	4.872	4.133	3.714
First Pay	9/32	9/31	10/26	1/19	2/15	9/10	1/09	2/08	7/07
Last Pay	5/33	5/33	5/33	5/33	5/33	2/33	6/09	5/08	10/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:57:25 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A4	338,683,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	102:22

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
102:06	5.280	5.223	5.104	4.954	4.866	4.752	4.641	4.534	4.431
102:07	5.277	5.219	5.098	4.947	4.858	4.742	4.630	4.522	4.418
102:08	5.273	5.215	5.093	4.939	4.849	4.732	4.619	4.509	4.404
102:09	5.270	5.211	5.087	4.932	4.841	4.723	4.608	4.497	4.391
102:10	5.267	5.207	5.082	4.925	4.833	4.713	4.597	4.485	4.377
102:11	5.263	5.203	5.076	4.918	4.824	4.703	4.586	4.472	4.364
102:12	5.260	5.199	5.071	4.910	4.816	4.693	4.575	4.460	4.350
102:13	5.257	5.195	5.065	4.903	4.808	4.684	4.564	4.448	4.337
102:14	5.253	5.190	5.060	4.896	4.799	4.674	4.553	4.435	4.323
102:15	5.250	5.186	5.054	4.889	4.791	4.664	4.542	4.423	4.310
102:16	5.246	5.182	5.049	4.881	4.783	4.655	4.531	4.411	4.296
102:17	5.243	5.178	5.044	4.874	4.774	4.645	4.520	4.399	4.283
102:18	5.240	5.174	5.038	4.867	4.766	4.635	4.509	4.386	4.269
102:19	5.236	5.170	5.033	4.860	4.758	4.626	4.498	4.374	4.256
102:20	5.233	5.166	5.027	4.852	4.750	4.616	4.487	4.362	4.242
102:21	5.230	5.162	5.022	4.845	4.741	4.606	4.476	4.349	4.229
102:22	5.226	5.158	5.016	4.838	4.733	4.597	4.465	4.337	4.215
102:23	5.223	5.154	5.011	4.831	4.725	4.587	4.454	4.325	4.202
102:24	5.219	5.150	5.005	4.823	4.716	4.577	4.443	4.313	4.188
102:25	5.216	5.146	5.000	4.816	4.708	4.568	4.432	4.300	4.175
102:26	5.213	5.142	4.994	4.809	4.700	4.558	4.421	4.288	4.161
102:27	5.209	5.138	4.989	4.802	4.692	4.549	4.410	4.276	4.148
102:28	5.206	5.134	4.984	4.795	4.683	4.539	4.399	4.264	4.134
102:29	5.203	5.130	4.978	4.787	4.675	4.529	4.388	4.252	4.121
102:30	5.199	5.126	4.973	4.780	4.667	4.520	4.377	4.239	4.107
102:31	5.196	5.122	4.967	4.773	4.659	4.510	4.366	4.227	4.094
103:00	5.193	5.118	4.962	4.766	4.650	4.501	4.356	4.215	4.081
103:01	5.189	5.114	4.956	4.759	4.642	4.491	4.345	4.203	4.067
103:02	5.186	5.110	4.951	4.751	4.634	4.481	4.334	4.191	4.054
103:03	5.183	5.106	4.946	4.744	4.626	4.472	4.323	4.178	4.040
103:04	5.179	5.102	4.940	4.737	4.617	4.462	4.312	4.166	4.027
103:05	5.176	5.098	4.935	4.730	4.609	4.453	4.301	4.154	4.014
Avg Life	14.421	11.205	7.468	5.175	4.372	3.637	3.127	2.754	2.473
Duration	9.005	7.500	5.560	4.191	3.660	3.142	2.763	2.474	2.249
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	5/33	12/32	12/10

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:55:58 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A5	4,750,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	103:31

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
103:15	5.207	5.176	5.123	5.069	5.042	5.010	4.935	4.836	4.726
103:16	5.204	5.173	5.119	5.065	5.038	5.006	4.930	4.830	4.719
103:17	5.202	5.170	5.116	5.061	5.034	5.001	4.925	4.824	4.713
103:18	5.199	5.167	5.112	5.057	5.030	4.997	4.920	4.818	4.706
103:19	5.196	5.164	5.109	5.054	5.026	4.993	4.915	4.812	4.699
103:20	5.193	5.161	5.105	5.050	5.022	4.988	4.910	4.807	4.693
103:21	5.190	5.158	5.102	5.046	5.018	4.984	4.905	4.801	4.686
103:22	5.187	5.155	5.098	5.042	5.013	4.980	4.900	4.795	4.679
103:23	5.185	5.152	5.095	5.038	5.009	4.975	4.895	4.789	4.673
103:24	5.182	5.149	5.091	5.034	5.005	4.971	4.890	4.784	4.666
103:25	5.179	5.146	5.088	5.030	5.001	4.966	4.885	4.778	4.659
103:26	5.176	5.143	5.084	5.026	4.997	4.962	4.880	4.772	4.653
103:27	5.173	5.139	5.081	5.022	4.993	4.958	4.875	4.766	4.646
103:28	5.171	5.136	5.077	5.018	4.989	4.953	4.870	4.760	4.639
103:29	5.168	5.133	5.074	5.014	4.985	4.949	4.865	4.755	4.633
103:30	5.165	5.130	5.070	5.011	4.981	4.944	4.860	4.749	4.626
103:31	5.162	5.127	5.067	5.007	4.976	4.940	4.855	4.743	4.619
104:00	5.159	5.124	5.063	5.003	4.972	4.936	4.850	4.737	4.613
104:01	5.157	5.121	5.060	4.999	4.968	4.931	4.845	4.732	4.606
104:02	5.154	5.118	5.057	4.995	4.964	4.927	4.840	4.726	4.600
104:03	5.151	5.115	5.053	4.991	4.960	4.923	4.835	4.720	4.593
104:04	5.148	5.112	5.050	4.987	4.956	4.918	4.830	4.714	4.586
104:05	5.145	5.109	5.046	4.983	4.952	4.914	4.825	4.709	4.580
104:06	5.143	5.106	5.043	4.979	4.948	4.910	4.821	4.703	4.573
104:07	5.140	5.103	5.039	4.976	4.944	4.905	4.816	4.697	4.567
104:08	5.137	5.100	5.036	4.972	4.939	4.901	4.811	4.691	4.560
104:09	5.134	5.097	5.032	4.968	4.935	4.897	4.806	4.686	4.553
104:10	5.131	5.094	5.029	4.964	4.931	4.892	4.801	4.680	4.547
104:11	5.129	5.091	5.025	4.960	4.927	4.888	4.796	4.674	4.540
104:12	5.126	5.088	5.022	4.956	4.923	4.883	4.791	4.668	4.533
104:13	5.123	5.085	5.018	4.952	4.919	4.879	4.786	4.663	4.527
104:14	5.120	5.082	5.015	4.948	4.915	4.875	4.781	4.657	4.520
Avg Life	17.516	15.342	12.511	10.512	9.730	8.940	7.545	6.278	5.302
Duration	10.682	9.823	8.620	7.678	7.278	6.850	6.024	5.197	4.514
First Pay	6/08	6/08	6/08	6/08	6/08	6/08	6/08	5/08	10/07
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	4/33	12/31	12/10

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

3:55:46 pm May 16, 2003

Chris Hackel chackel@jacana

cmoproj.581

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	200,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	102:21

Price	PSA 0	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
102:05	4.674	4.631	4.587	4.372	4.299	4.201	4.104	4.009	3.827
102:06	4.669	4.626	4.581	4.364	4.289	4.190	4.093	3.997	3.812
102:07	4.665	4.621	4.575	4.356	4.280	4.180	4.081	3.984	3.796
102:08	4.660	4.616	4.570	4.347	4.271	4.169	4.069	3.971	3.781
102:09	4.655	4.610	4.564	4.339	4.262	4.159	4.058	3.958	3.766
102:10	4.651	4.605	4.558	4.331	4.252	4.149	4.046	3.945	3.751
102:11	4.646	4.600	4.552	4.322	4.243	4.138	4.034	3.933	3.736
102:12	4.641	4.595	4.547	4.314	4.234	4.128	4.023	3.920	3.721
102:13	4.637	4.590	4.541	4.306	4.225	4.117	4.011	3.907	3.706
102:14	4.632	4.585	4.535	4.297	4.216	4.107	4.000	3.894	3.691
102:15	4.627	4.579	4.530	4.289	4.206	4.096	3.988	3.882	3.676
102:16	4.623	4.574	4.524	4.281	4.197	4.086	3.976	3.869	3.661
102:17	4.618	4.569	4.518	4.272	4.188	4.076	3.965	3.856	3.646
102:18	4.613	4.564	4.512	4.264	4.179	4.065	3.953	3.843	3.631
102:19	4.609	4.559	4.507	4.256	4.170	4.055	3.942	3.831	3.616
102:20	4.604	4.554	4.501	4.247	4.160	4.044	3.930	3.818	3.601
102:21	4.599	4.548	4.495	4.239	4.151	4.034	3.918	3.805	3.586
102:22	4.595	4.543	4.490	4.231	4.142	4.024	3.907	3.792	3.571
102:23	4.590	4.538	4.484	4.223	4.133	4.013	3.895	3.780	3.556
102:24	4.586	4.533	4.478	4.214	4.124	4.003	3.884	3.767	3.541
102:25	4.581	4.528	4.473	4.206	4.114	3.993	3.872	3.754	3.526
102:26	4.576	4.523	4.467	4.198	4.105	3.982	3.861	3.742	3.511
102:27	4.572	4.518	4.461	4.189	4.096	3.972	3.849	3.729	3.497
102:28	4.567	4.512	4.456	4.181	4.087	3.961	3.838	3.716	3.482
102:29	4.562	4.507	4.450	4.173	4.078	3.951	3.826	3.703	3.467
102:30	4.558	4.502	4.444	4.165	4.069	3.941	3.815	3.691	3.452
102:31	4.553	4.497	4.439	4.156	4.059	3.930	3.803	3.678	3.437
103:00	4.549	4.492	4.433	4.148	4.050	3.920	3.792	3.665	3.422
103:01	4.544	4.487	4.427	4.140	4.041	3.910	3.780	3.653	3.407
103:02	4.539	4.482	4.422	4.132	4.032	3.899	3.769	3.640	3.392
103:03	4.535	4.477	4.416	4.123	4.023	3.889	3.757	3.628	3.377
103:04	4.530	4.472	4.410	4.115	4.014	3.879	3.746	3.615	3.363
Avg Life	8.468	7.473	6.643	4.266	3.786	3.291	2.912	2.616	2.188
Duration	6.546	5.889	5.331	3.657	3.300	2.920	2.622	2.383	2.026
First Pay	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305A  30 year   5.5

1:37:28 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	255,289,394.72	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	6.07	358.00	300.00PSA	90:00

Senior Bond, 96.70 percent of deal

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.520	7.001	8.143	8.512	8.989
Avg Life	19.209	11.171	5.152	4.350	3.615
Duration	10.266	6.777	3.775	3.308	2.854
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	3/33	3/33	3/33	3/33	3/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:36:26 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	205,993,102.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.667	7.052	7.990	8.309	8.730
Avg Life	8.468	6.643	4.266	3.786	3.291
Duration	6.133	4.926	3.337	3.010	2.667
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	200,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.667	7.052	7.990	8.309	8.730
Avg Life	8.468	6.643	4.266	3.786	3.291
Duration	6.133	4.926	3.337	3.010	2.667
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:36:26 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	20,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.667	7.052	7.990	8.309	8.730
Avg Life	8.468	6.643	4.266	3.786	3.291
Duration	6.133	4.926	3.337	3.010	2.667
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	5/18	5/18	5/18	5/18	5/18

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	4,166,666.00	8.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	10.084	10.580	11.768	12.149	12.633
Avg Life	7.767	5.802	3.500	3.098	2.703
Duration	4.946	3.932	2.650	2.400	2.144
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	2/17	12/15	11/11	10/10	8/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:36:26 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	25,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.234	6.727	7.938	8.328	8.824
Avg Life	7.767	5.802	3.500	3.098	2.703
Duration	5.879	4.535	2.916	2.617	2.315
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	2/17	12/15	11/11	10/10	8/09

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	31,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.780	7.274	8.482	8.871	9.365
Avg Life	7.767	5.802	3.500	3.098	2.703
Duration	5.731	4.441	2.876	2.584	2.290
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	2/17	12/15	11/11	10/10	8/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305B  30 year   4.8

1:36:26 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	7,185,232.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	05/30/03	30 year	5.59	178.24	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.083	6.117	6.332	6.448	6.628
Avg Life	14.338	13.684	10.676	9.554	8.210
Duration	9.709	9.403	7.831	7.182	6.363
First Pay	2/17	12/15	11/11	10/10	8/09
Last Pay	5/18	5/18	5/18	5/18	5/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:47:45 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A4	338,683,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.518	6.997	8.132	8.497	8.968
Avg Life	19.271	11.205	5.175	4.372	3.637
Duration	10.285	6.793	3.792	3.325	2.872
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	5/33	5/33	5/33	5/33	5/33

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	12,000,000.00	8.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.0000	05/30/03	30 year	6.09	358.79	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	9.313	9.873	11.258	11.719	12.290
Avg Life	8.130	5.483	3.072	2.686	2.324
Duration	8.130	5.483	3.072	2.686	2.324
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	1/33	9/31	1/19	2/15	9/10

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:47:45 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A2	30,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	05/30/03	30 year	6.09	358.79	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	5.429	5.970	7.405	7.888	8.481
Avg Life	18.931	10.395	4.307	3.566	2.952
Duration	11.186	6.878	3.446	2.959	2.521
First Pay	6/03	6/03	6/03	6/03	6/03
Last Pay	1/33	9/31	1/19	2/15	9/10

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A3	800,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.291	6.298	6.466	6.613	7.174
Avg Life	29.819	29.134	19.093	14.884	8.116
Duration	13.519	13.406	10.985	9.470	6.206
First Pay	1/33	9/31	1/19	2/15	9/10
Last Pay	5/33	5/33	5/33	5/33	2/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0305D  30 year   7.2

1:47:45 pm May 22, 2003

Margarita Genis mgenis@rhino

cmoproj.583

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A5	4/750,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	05/30/03	30 year	6.09	358.79	325.0PSA	90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.463	6.641	6.929	7.000	7.086
Avg Life	20.502	15.342	10.512	9.730	8.940
Duration	10.963	9.162	7.272	6.919	6.539
First Pay	6/08	6/08	6/08	6/08	6/08
Last Pay	5/33	5/33	5/33	5/33	5/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.